Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Omni Bio Pharmaceutical, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2014	/s/ Bruce E. Schneider
Bruce E. Schneider
Chief Executive Officer

Date: November 13, 2014	/s/ John F. Riccardi
John F. Riccardi
Chief Financial Officer